STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT (this "Agreement") dated as of April 1, 1996, by and among CARLYLE GOLF, INC., a Colorado corporation (the "Company"), and the individuals listed on Schedule A hereto (the
"Purchasers").

     WHEREAS, the Company is in need of capital to finance its 1997 inventory; and

     WHEREAS, pursuant to this Agreement, the Purchasers wish to provide such capital by purchasing shares of the Company's $.001 par value Common Stock (the "Shares"); and

     WHEREAS, because all of the Purchasers are directors or executive officers of the Company, they qualify as "accredited investors" as defined by Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act"), the transaction will be exempt from registration under the Act; and

     WHEREAS, in order to ensure that the transaction avoids even the appearance of impropriety, the parties have agreed that the purchase price for the Shares to be purchased will be determined by reference to the public trading market price at a future date when all material facts concerning the Company's business and financial condition have been publicly disclosed.

     NOW, THEREFORE, in consideration of the aforesaid and the mutual promises hereinafter made, the parties hereto agree as follows:

     1.   PURCHASE OF SHARES

     1.01 SALE OF SHARES. The Company agrees to sell to the Purchasers, and the Purchasers agree to buy from the Company, an aggregate of at least $1,000,000 of its $.001 par value common stock (the "Shares") at a price per share to be determined in accordance with Section 1.02. Subject to the terms and conditions hereof, on the Closing Date the Company will issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the dollar amount of Shares set forth opposite such Purchaser's name in column (A) of Schedule A to this Agreement. The number of Shares to be purchased by each Purchaser for such dollar amount shall be determined by dividing the dollar amount listed for such Purchaser in column (A) of Schedule A by the Purchase Price as specified in Section 1.02.

     1.02 PURCHASE PRICE. Each Share will be purchased at the average closing price ("last") of the Company's Common Stock on the NASDAQ Market over the ten business day period beginning on the third business day following release of the Company's second quarter sales and earnings, less a ten percent (10%) discount.

     1.03 CLOSING DATE; DELIVERY. The closing of the issuance and sale of the Common Stock hereunder will be held at the offices of Gorsuch Kirgis L.L.C., on June 1, 1996 or at such other time and place as to which the Company and the Purchasers may agree (the "Closing Date"). At the Closing (or as soon thereafter as the Purchase Price is determined), the Company will deliver to each Purchaser stock certificates registered in such Purchaser's name as set forth in Schedule A representing the Common Stock to be purchased by such Purchaser, against receipt by the Company of a check or wire transfer in immediately available funds of the Purchase Price. If payment for the Common Stock is received by the Company from any Purchaser prior to June 1, 1996, the Company agrees to pay interest to such Purchaser on the funds so received, until June 1, 1996, at the same rate it pays on its existing bank line of credit (currently prime plus 4%). Interest will be paid to the Purchasers on the Closing Date. Each Purchaser may elect to take such interest in cash or in additional shares of Common Stock at the Purchase Price.

     1.04 INVESTMENT REPRESENTATIONS OF PURCHASERS.

     Each Purchaser hereby represents and warrants as follows:

          a. The Shares are being acquired for investment only and not with a view to or for resale or distribution of any part thereof, and with no present intention of selling, granting participation in, or otherwise distributing the same except pursuant to the registration rights granted by Section 3 hereof;

          b. Each Purchaser has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and has sufficient financial resources to bear the economic risks thereof (including possible complete loss of such investment) for an indefinite period of time. Each Purchaser has full and free access to the Company's books, financial statements, records, contracts, documents and other information concerning the Company and has been afforded an opportunity to ask questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters, and has been given all such information as has been requested, in order to evaluate the merits and risks of the investment in the Shares; and

          c. (i) The Shares are "restricted securities" within the meaning of Rule 144 under the Act; (ii) the Shares are not being registered at this time and therefore must be held until they are subsequently registered under the Act and any applicable state or foreign securities laws (pursuant to Section 2 hereof or otherwise) unless an exemption from registration is available; and (iii) the exemption from registration under Rule 144 will not be available for two years from the date of acquisition of the Shares, and even then may not be available unless (A) a public trading market still exists for the Common Stock at that time, (B) adequate information concerning the Company is then publicly available, and (C) the sale complies with the other terms and conditions of Rule 144.

     1.05 RESTRICTIVE LEGENDS. Each certificate evidencing Common Stock which is issued pursuant to this Agreement shall bear the following restrictive legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT OR AN EXEMPTION THEREFROM.

     2.   REGISTRATION RIGHTS

     2.01 COMPANY REGISTRATION.

          a.   RIGHT TO PIGGYBACK ON REGISTRATION OF COMMON STOCK.
Subject to Section 2.01(c), if at any time the Company proposes to register any Common Stock under the Act in connection with the offering of such Common Stock (except for registration on Form S-4 or S-8 or a registration in connection with an exchange offer solely to existing securityholders) (a "Piggyback Registration"), the Company shall promptly give each Purchaser prior written notice of such determination no later than 45 days prior to the proposed filing date of such registration statement. Any Purchaser wishing to register all or any portion of the Purchaser's Registrable Securities must give written notice to the Company of intent to participate no less than 15 days after the receipt of such notice. Upon receipt of such written notice, the Company will use its best efforts to effect the registration under the Act of such Registrable Securities. Any Purchaser holding Registrable Securities initially requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such Registrable Securities in connection with such registration. "Registrable Securities" means the Shares and any additional shares of Common Stock issued as a stock dividend or stock split or other distribution, recapitalization or reclassification with respect to the Shares until such time as such Shares
(i) have been registered under the Act and disposed of in accordance therewith, or (ii) have been sold pursuant to Rule 144 under the Act, or
(iii) have ceased to be outstanding.

          b. SELECTION OF UNDERWRITER(S). If the Company in its sole discretion decides a Piggyback Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter(s) to manage such Piggyback Registration.

          c. PRIORITY ON PIGGYBACK REGISTRATIONS. If the underwriter(s) of a Piggyback Registration (or if a Piggyback Registration is not underwritten, holders of a majority of the Registrable Securities being registered) advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Piggyback Registration exceeds the number which can be sold, or adversely affects the price at which the Registrable Securities are to be sold in such offering, the Company will include in such registration only the number of Registrable Securities which, in the opinion of such underwriter(s) (or the Purchasers, as the case may be) can be sold in such offering without so affecting such price. The Registrable Securities so included in such Piggyback Registration shall be apportioned (i) first, to any Common Stock that the Company proposes to sell, (ii) second, pro rata among any Shares that any Purchasers propose to sell, and (iii) third, pro rata among other shares of Common Stock included in such Piggyback Registration, in each case according to the total number of shares of Common Stock requested for inclusion by said selling securityholders, or in such other proportions as shall mutually be agreed to among such selling securityholders.

     2.02 DEMAND REGISTRATION RIGHTS.

          a.   RIGHT TO DEMAND REGISTRATION.  If, at any time after ninety
(90) days after payment is made for the Common Stock purchased hereunder, William A. Clymor, Kenneth R. LaBounty or any group of Purchasers holding Registrable Securities representing fifty-one percent (51%) or more in aggregate of the Common Stock makes a written request (the "Request Notice") to the Company for registration under the Act of all or part of the Registrable Securities then owned by such Purchaser or Purchasers (a "Demand Registration"), the Company shall thereupon, as expeditiously as possible, use its best efforts to file a registration statement with the Securities and Exchange Commission (the "Commission") and have the registration statement declared effective by the Commission. Within 10 days after receipt of such request, the Company will serve written notice (the "Notice") of such registration request to all Purchasers who hold Registrable Securities, and the Company will include in such registration all Registrable Securities of such Purchasers with respect to which the Company has received written requests for inclusion therein (also "Request Notices") within 20 days after the giving of the Notice. All Purchasers requesting registration of their Registrable Securities pursuant to this
Section 3.02(a) will specify the aggregate number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof. Each Purchaser shall be entitled so to request or participate in a request for one Demand Registration (which shall not be deemed to occur due to the exercise of rights under Section 2.01) initiated under this Section 2.02(a) filed with and declared effective by the Commission, the expenses of which shall be borne by the Company in accordance with this Agreement, provided, however, that if a Purchaser elects not to participate in a Demand Registration, such Purchaser shall have no further rights to participate in or request a Demand Registration.

          If at the time of any Request Notice (i) the Company is engaged in a registered public offering as to which the Purchasers had the right to include their Registrable Securities as a Piggyback Registration (ii) the Company is engaged in any other activity outside of the ordinary course of business, such as a merger, consolidation, recapitalization or acquisition which, in the good faith judgment of the Board of Directors of the Company, would be materially and adversely affected by the requested registration, or (iii) the Board of Directors of the Company makes a good faith determination that the public disclosures required to be made in the requested registration statement would have a material and adverse impact on the business, financial condition or prospects of the Company, the Company may, at its option, direct that such request be delayed for a period of not more than sixty (60) days, which right to delay may be exercised by the Company only one time for all Purchasers.

          The Company shall have the same rights to Piggyback Registration on a Demand Registration as a Purchaser would have in a Piggyback
Registration permitted under Section 2.01 hereof.

          b. SELECTION OF UNDERWRITER(S). The Purchaser(s) initially giving a Request Notice with respect to a proposed Demand Registration pursuant to this Section 2.02 shall have sole discretion to select any underwriter(s), if any, to manage such Demand Registration under this
Section 2.02.

          c. EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.02 will not be deemed to have been effected unless it has become effective; provided, that if, within 135 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected. Nevertheless, if any such stop order is rescinded, the effective period shall continue upon such rescission and be extended by the number of days by which such stop order reduced the effective period.

          d. PRIORITY ON DEMAND REGISTRATIONS. If the underwriter(s) of a Demand Registration advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number which can be sold, or adversely affects the price at which the Registrable Securities are to be sold, in such offering, the Company will include in such registration only the number of Registrable Securities which, in the opinion of such underwriter(s) (or the Purchasers, as the case may be), can be sold in such offering without so affecting such price. The Registrable Securities so included in such Demand Registration shall be apportioned, pro rata, among the Registrable Securities of the Purchasers.

          e. ADDITIONAL RIGHTS. The Company agrees that it shall not grant to any other holders of Common Stock any rights to request the Company to effect the registration under the Act of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Section 2.02 and shall not grant any other person rights to register securities of the Company on terms which could restrict in any way the ability of the Company fully to perform its obligations to the Purchasers pursuant to this Section 2.02.

     2.03 REGISTRATION PROCEDURES. It shall be a condition precedent to the obligations of the Company and any underwriter(s) to take any action pursuant to this Article II that the Purchasers requesting inclusion in any Piggyback Registration or Demand Registration (a "Registration") shall furnish to the Company such information regarding them, the Registrable Securities held by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and the other matters referred to in this
Article II as the Company shall reasonably request. With respect to any Registration which includes Registrable Securities held by a Purchaser, the Company will, subject to Sections 2.01 and 2.02, as expeditiously as practicable:

          (a) Prepare and file a Form S-3 registration statement, or, if is not able to use a Form S-3, then another appropriate form prescribed by the Commission and file with the Commission any necessary amendments to the registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

          (b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of time as necessary to complete the offering which period shall be not less than six months (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the time period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable) and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act (or any successor rule);

          (c) Furnish to such Purchaser, without charge, at least one conformed copy of the registration statement and any post-effective amendment thereto, upon request, and a reasonable number of copies of the final prospectus and any preliminary prospectus(es) and any amendments or supplements thereto, and any exhibits or documents incorporated therein by reference;

          (d) Immediately notify such Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of any event which causes the prospectus to contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading and, as promptly as practicable thereafter, prepare and file and furnish a supplement or amendment to such prospectus correcting same;

          (e) Use its best efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on the NASDAQ Small Cap Market;

          (f) Make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said 12-month period;

          (g) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (h) As promptly as practicable after filing with the Commission of any subsequently filed document which is incorporated by reference into a registration statement (such as a Form 10-QSB), deliver a reasonable number of copies of such document to such Purchaser;

          (i) Prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state of the United States as such Purchaser or underwriter(s), may reasonably request and to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement;

          (j) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions customarily taken by registrants as sellers of a majority of such Registrable Securities or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (k) Obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form as may reasonably be requested;

          (l) Make available for inspection by any Purchaser holding Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Purchaser or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and supply all information reasonably requested by any such Purchaser, underwriter, attorney, accountant or agent in connection with such registration statement;

          (m) Cooperate with such Purchaser and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Shares to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the Purchaser or the underwriter(s), if any, may request; and

          (n) Use its best efforts to cause the Shares covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States, including, without limitation, the National Association of Securities Dealers, Inc., as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities.

          The Purchasers, upon receipt of any notice from the Company of any event of the kind described in paragraph (d) of this Section 2.03, will forthwith discontinue disposition of the securities until the Purchasers' receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (d) of this Section 2.03 or until they are advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. In the event the Company shall give any such notice, the time periods mentioned in paragraph (b) of this Section 2.03 shall be extended by the number of days during the period from and including any date of the giving of such notice to and including the date when each seller of securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph
(d) of this Section 2.03 hereof or the Advice.

     2.04 REGISTRATION EXPENSES. In the case of any Registration, the Company shall bear all of the costs and expenses of such Registration (including, without limitation, the expenses of preparing any registration statement, Commission and state "blue sky" filing, registration and qualification fees, the cost of providing any legal opinion or "cold comfort" letters reasonably requested by the Purchasers, and printing costs); provided, however, that the Company shall not be responsible for legal fees or expense of counsel for any of the Purchasers, or for any underwriter's discounts or commissions that are attributable to the Registrable Securities of a Purchaser.

     2.05 INDEMNIFICATION AND CONTRIBUTION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Purchaser, its officers, directors and agents and each person who controls (within the meaning of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act")) such Purchaser, including, without limitation, any general partner or manager of any thereof, against all losses,claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus in which such Purchaser is participating or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact necessary to make the statement therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by, based upon or contained in any information with respect to such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Purchaser from whom the person asserting such loss, claim, damage or liability purchased the securities if it is determined that it was the responsibility of such Purchaser to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured such loss, claim, damage or liability. The Company will also indemnify underwriters (as such term is defined in the Act), their officers and directors and each person who controls such persons (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Purchasers.

          (b) INDEMNIFICATION BY THE PURCHASERS. In connection with any Registration in which an Purchaser is participating, such Purchaser will furnish to the Company in writing such information and affidavits with respect to such Purchaser as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless the Company, its directors, officers and agents and each person who controls (within the meaning of the Act and the Exchange Act) the Company against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein; provided, however, that the amount recoverable by the Company from any Purchaser under this indemnification provision shall not exceed the amount of net proceeds received by the Purchaser from the sale of Registrable Securities hereunder; and provided, further, that the indemnity agreement contained in this Section 2.05(b) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action arising pursuant to a registration under Article II if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such seller.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying party, permit the indemnifying party to assume the defense of such claim, jointly with any other indemnifying party similarly notified to the extent it may elect, with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall relieve the indemnifying party from any liability hereunder with respect to the action to the extent that such failure materially prejudices the indemnifying party; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

          (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) of this Section 2.05 is unavailable to an indemnified party as contemplated by the preceding paragraphs (a) and (b) of this Section 2.05 for any reason, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. Notwithstanding the foregoing, if the indemnifying party is an Purchaser , any contribution pursuant to this Section 2.05(d) shall be several and not joint, and shall be limited to the amount of net proceeds received by such Purchaser from the sale of Registrable Securities hereunder.

          (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.05 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Act.

     2.06 EXCHANGE ACT REPORTS. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Act relating to any class of equity securities of the Company, it will use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act to the extent the Company is required to file such reports. Upon request of a Purchaser, the Company will furnish the requesting Purchaser with such information as may be necessary to enable such Purchaser to effect sales pursuant to Rule 144A. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and rules and regulations thereunder.

     2.07 PARTICIPATION IN REGISTRATIONS. No Purchaser may participate in any Registration hereunder unless such Purchaser (a) agrees to sell the Purchaser's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

     2.08 REMEDIES. Each Purchaser shall have the right and remedy to have the provisions of Sections 2.01 and 2.02 specifically enforced by any court having jurisdiction in the event that the Company breaches such provisions, and the Company shall reimburse such Purchaser for the reasonable costs of the expenses for counsel for such Purchaser incurred in connection with such proceeding.

     2.09 OTHER REGISTRATION RIGHTS. The Company will not grant any person any demand or piggyback registration rights with respect to the Common Stock of the Company except that the Company may grant piggyback registration rights ("new rights") that (i) are not in conflict or inconsistent with, or grant rights more favorable than, the rights of the Purchasers set forth in this Article II, (ii) do not entitle such person to be included in any Registration, and (iii) provide that the Purchasers have a piggyback right upon the exercise of such new rights and shall be included in such registration statement on an equal basis with the shares being registered pursuant to the exercise of the new rights.

     3    MISCELLANEOUS

     3.01 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telex, facsimile or similar writing) and shall be given to such party at its address or telex or facsimile number set forth on the signature pages hereof or such other address or telex or facsimile number as such party may hereafter specify in writing to the Secretary of the Company for the purpose by notice to the party sending such communication. Each such notice, request or other communication shall be effective (i) if given by telex or facsimile, when such message is transmitted to the number set forth on such signature pages or such other number as a party may specify in writing to the Secretary of the Company or (ii) if given by any other means, the earlier of (x) when delivered by hand to the address set forth on such signature pages or such other address as a party may specify in writing to the Secretary of the Company or (y) five business days after the mailing of such notice by certified mail. If more than one Purchaser specified the same address for such notices, then a single notice to such address shall be deemed to be notice to all Purchasers at that address.

     3.02 BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This Agreement constitutes the entire agreement and understanding, and supersedes and terminates all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof; provided, however, that notwithstanding anything in this Agreement, the registration rights of Mr. LaBounty granted pursuant to the Investor Agreement between Mr. LaBounty and the Company dated January, 1993, (the "Investor Rights Agreement") shall not be altered or amended in any way by this Agreement.

     3.03 WAIVER. Any party hereto may, without binding any other party, by written notice to another party (a) extend the time for the performance of any of the obligations or other actions of such other party under this Agreement; (b) waive compliance with any of the conditions or covenants of such other party contained in this Agreement; and (c) waive or modify performance of any of the obligations of such other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. Neither the waiver by any party hereto of a breach of any provision hereof or any preceding or succeeding breach nor the failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder nor shall it be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     3.04 INVESTOR RIGHTS AGREEMENT. Mr. LaBounty hereby waives (a) notice of the sale of additional securities as contemplated hereunder, and
(b) the right to purchase such additional securities, as provided by
Section 3.1 of the Investor Rights Agreement.

     3.05 AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by all of the parties hereto (including Transferees of Purchasers).

     3.06 ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Purchaser except as otherwise contemplated hereunder.

     3.07 TERMINATION. The right of any Purchaser to Demand Registration or Piggyback Registration hereunder will terminate at such time as there are no longer Registerable Securities held by that Purchaser.

     3.08 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF COLORADO WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     3.09 PRONOUNS. Whenever the context may require any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     3.10 ATTORNEYS FEES. In the event of a dispute concerning the provisions of this Agreement which results in litigation, arbitration or other dispute resolution proceedings, the parties agree that the legal fees and other expenses of the prevailing party shall be borne by the other, non-prevailing parties to the dispute.

     3.11 SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     3.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts or separate number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the Company and each Purchaser has executed this Agreement as of the day and year first above written.

                         CARLYLE GOLF, INC.

                         By: /s/ Jerome M. Hause
                              Jerome M. Hause,
                              President

                         Notices:  10550 E. 54th Avenue, Unit E
                                   Denver, CO 80239
                                   Facsimile:  303/371-3189


                         KENNETH R. LABOUNTY

                         /s/ Kenneth R. LaBounty

                         Notices:  Route 1, Box 164B
                                   Two Harbors, MN 55616
                                   Facsimile:  218/834-4504


                         G. RICHARD OSCARSON

                         /s/ G. Richard Oscarson

                         Notices:  625 Packford Drive
                                   Chesterfield, MO 63017


                         WARREN F. MACK

                         /s/ Warren F. Mack

                         Notices:  13152 Summit Creek Road
                                   Jacksonville, FL 32224
                                   Facsimile:  904/223-4456


                         GRANT M. BEEMAN

                         /s/ Grant M. Beeman

                         Notices:  Carlyle Golf, Inc.
                                   10550 E. 54th Avenue, Unit E
                                   Denver, CO 80239
                                   Facsimile:  303/371-3189


                         W. CLAYTON COLE

                         /s/ W. Clayton Cole

                         Notices:  Cherry Hills Country Club
                                   Pro Shop
                                   4125 S. University Blvd.
                                   Englewood, CO 80110
                                   Facsimile:  303/761-0825


                         MICHAEL D. REID

                         /s/ Michael D. Reid

                         Notices:  935 E. 80 N.
                                   Orem, UT 84057


                         WENDY K. WILLIAMS

                         /s/ Wendy K. Williams

                         Notices:  Carlyle Golf, Inc.
                                   10550 E. 54th Avenue, Unit E
                                   Denver, CO 80239
                                   Facsimile:  303/371-3189


                         JEROME M. HAUSE

                         /s/ Jerome M. Hause

                         Notices:  Carlyle Golf, Inc.
                                   10550 E. 54th Avenue
                                   Unit E
                                   Denver, CO 80239
                                   Facsimile:  303/371-3189
                                   Denver, CO 80206


                         CLYMOR PARTNERS, LTD. L.L.P.

                         By:  /s/ William A. Clymor

                              William A. Clymor, Partner

                         Notices:  Penthouse Four
                                   5445 DTC Parkway
                                   Englewood, CO 80111
                                   Facsimile: 303/486-6921


                                 SCHEDULE A
                                 PURCHASERS


                                             (A)

                              Aggregate Purchase Price of Stock Purchases

Clymor Partners, Ltd. L.L.P.  $500,000

Kenneth R. LaBounty           $500,000

G. Richard Oscarson           $2,000

Warren F. Mack                $500

Grant M. Beeman               $100

W. Clayton Cole               $10,000

Michael D. Reid               $500

Wendy K. Williams             $5,000

Jerome M. Hause               $5,000